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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 19, 2000



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                           PREMIER LASER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


           California                    0-25242             33-0476284
(State or other jurisdiction of       (Commission         (I.R.S. Employer
         incorporation)               File Number)        Identification No.)

              3 Morgan, Irvine, CA                          92618
    (Address of principal executive offices)             (Zip Code)


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       Registrant's telephone number, including area code: (949) 859-0656


                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  On October 20, 2000 Premier Laser Systems, Inc. ("Premier") and SurgiLight, Inc. completed the sale of Premier's ophthalmic laser division to SurgiLight pursuant to the Purchase and Sale Agreement dated as of September 23, 2000, attached hereto as Exhibit 99.1 and the Supplemental Agreement dated as of October 17, 1999, attached hereto as Exhibit 99.2, both of which are incorporated herein by reference.

ITEM 5.           OTHER EVENTS

                  On October 19, 2000 Premier announced that Premier and Pro-Laser Ltd. ("Pro-Laser") signed a letter of intent under which Pro-Laser will acquire Premier's EyeSys Corneal Topography division. Pro-Laser, based in Duesseldorf, Germany will acquire the intellectual property, customer base and inventory of the EyeSys Corneal Topography division from Premier. Under the terms of the agreement, Pro-Laser expects to close this transaction, on or about December 8, 2000. In addition, Premier and Pro-Laser have executed an additional letter of intent to proceed towards a merger of Premier into Pro-Laser at the conclusion of Premier's Chapter 11 case. The close of both transactions are subject to completion of due-diligence review, Premier and Pro-Laser Board approval, Bankruptcy Court approval and the completion of definitive agreements. A copy of the press release with respect to the foregoing is attached hereto as
Exhibit 99.3 and is incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed as a part of this report:

Exhibit No.       Description
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99.1              Purchase and Sale Agreement by and among Premier Laser
                  Systems, Inc. and Pro-Laser, Ltd. dated as of September
                  23, 2000.

99.2 Supplemental Agreement by and among Premier Laser Systems, Inc. and Pro-Laser, Ltd. dated as of October 17, 2000.

99.3              Press Release of Premier Laser Systems, Inc. dated September
                  26, 2000.

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    PREMIER LASER SYSTEMS, INC.



                                                By: /s/ Judith McCall
                                                    ----------------------------
                                                    Judith McCall
Date: October 23, 2000                              Corporate Secretary

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                                INDEX OF EXHIBITS

Exhibit No.       Description
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99.1              Purchase and Sale Agreement by and among Premier Laser
                  Systems, Inc. and Pro-Laser, Ltd. dated as of September 23,
                  2000.

99.2 Supplemental Agreement by and among Premier Laser Systems, Inc. and Pro-Laser, Ltd. dated as of October 17, 2000.

99.3              Press Release of Premier Laser Systems, Inc. dated September
                  26, 2000.